Climate change	12 Months Ended
Jun. 30, 2023
Disclosure Of Climate Change [Abstract]
Climate change
16    Clima
t
e
c
hange
The Group recognises that warming of the climate is unequivocal, the human influence is
clear and physical impacts are unavoidable. Identifying, monitoring and assessing the actual and potential impacts of climate change is complex and the Group continues to develop its assessment of the actual and potential financial impacts of climate-related risks and opportunities, including the transition to a low-carbon economy and physical risk impacts.
The Group’s current climate change strategy focuses on:

•	building a portfolio to support the megatrends shaping our world, including future-facing commodities (copper, nickel and potash) and steelmaking materials (iron ore and metallurgical coal)

•	reducing operational greenhouse gas (GHG) emissions

•	investing in low GHG emissions technologies

•	supporting GHG emissions reductions in our value chain and promoting product stewardship

•	managing climate-related risks (threats and opportunities)

•	working with others to enhance the global policy and market response
Areas of the financial statements that may potentially be impacted in connection with this strategy throughout the value creation and delivery cycle of the Group’s operations, include:

Phase	Areas of potential financial statement impact
Exploration and acquisition	• Financial impact of portfolio decisions
Development and mining / Process and logistics
•   Impact of transition risks (threats and opportunities) on asset carrying values
•   Physical risk impacts on asset carrying values
•   Acquisition of carbon credits, and application of carbon pricing assumptions
•   Useful economic lives of property, plant and equipment
•   Expenditure on operational decarbonisation
•   Expenditure to support value chain decarbonisation

Sales, marketing and procurement	• Key transition materials and future-facing commodities and the revenue they generate • Expenditure to support value chain decarbonisation
Closure and rehabilitation	• Physical risk impacts on asset carrying values • Timing, scope and expected cost of closure and rehabilitation activities
At
the date of issue of these Financial Statements, indicators show the appropriate measures are not in place globally to drive decarbonisation at the pace or scale required for the aims of the Paris Agreement to be achieved as the most likely future outcome. As such, the significant judgements and key estimates used in the preparation of these financial statements reflect the Group’s current operational planning cases (described below) which are not currently aligned with a 1.5°C temperature outcome.
However, while not the basis of preparation of these financial statements, the Group continues to assess the potential financial statement impacts of the 1.5°C temperature outcome goal of the Paris Agreement under the Group’s 1.5°C scenario
1
.
Future changes to the Group’s climate change strategy or global decarbonisation signposts may impact the Group’s significant judgements and key estimates, and result in material changes to financial results and the carrying values of certain assets and liabilities in future reporting periods.

1
This scenario requires steep global annual emissions reduction, sustained for decades, to stay within a 1.5°C carbon budget. 1.5°C is above pre-industrial levels. For more information about the assumptions, outputs and limitations of our 1.5°C scenario refer to the BHP Climate Change Report 2020 available at bhp.com. The Group is preparing an updated 1.5°C scenario in FY2024.

Financial impact of portfolio decisions
During FY2023, the Group completed the acquisition of OZ Minerals Limited (OZL) and announced the proposed divestment of its interest in the Daunia and Blackwater lower-quality metallurgical coal mines, currently part of the BHP Mitsubishi Alliance (BMA). Further information in respect of the acquisition of OZL is included in note 29 ‘Business combinations’. Given the timing of the acquisition, the OZL assets will be incorporated into the Group’s climate-related assessments, and associated disclosures, in FY2024 as integration of the business continues.
These activities support the continued reshaping of the Group’s portfolio to focus on future-facing commodities, iron ore and higher quality metallurgical coal. They follow the completion, in FY2022, of the merger of the Group’s Petroleum business with Woodside and the divestment of the Group’s interests in BHP Mitsui Coal Pty Ltd (BMC) and the Cerrejón non-operated energy coal joint venture.
Also in FY2022, the Group announced that it would retain New South Wales Energy Coal (NSWEC) in its portfolio, seek the relevant approvals to continue mining beyond the current consent that expires at the end of FY2026 and proceed with a managed process to cease mining at the asset by the end of FY2030.
Following impairments recognised in previous periods, the net carrying value of NSWEC at 30 June 2023 is approximately negative US$220 million comprising property, plant and equipment (PP&E) of approximately US$530 million and closure provisions and other liabilities of approximately US$750 million. As at 30 June 2023, the potential exposure to further impairment for NSWEC is limited to the book value of PP&E of US$530 million, with the forecast cash flows over the proposed operating period supporting the current carrying value. Further, the useful lives of NSWEC PP&E do not exceed the remaining proposed operating period.
Impact of transition risks (threats and opportunities) on asset carrying values
Significant judgements and key estimates in relation to the preparation of the Financial Statements are impacted by the Group’s current assessment of the range of economic and climate-related conditions that could exist in the world’s transition to a low-carbon economy, considering the current trajectory of society and the global economy as a whole.
For example, demand for the Group’s commodities may decrease due to policy, regulatory (including carbon pricing mechanisms), legal, technological, market or societal responses to climate change, resulting in a proportion of a cash generating unit’s (CGU) reserves becoming incapable of extraction in an economically viable fashion.
To support strategic decision making, the Group develops a number of divergent climate scenarios and pathways. In FY2023, the Group’s One Energy View, being the Group’s current estimates of the most likely future states for the global economy and associated sub-systems, was updated to reflect three different pathways under which most developed economies would reach net zero around 2050, with other large economies reaching net zero in 2060 and 2070. While the global gross domestic product assumptions and the pace and drivers of decarbonisation vary across the pathways, each pathway results in a global average temperature increase of around 2°C by 2100.
The Group uses the One Energy View pathways as inputs to the Group’s operational planning cases as they reflect the Group’s current best estimates of the most likely range of future states for the global economy and associated sub-systems. These pathways inform updates to the Group’s commodity supply and demand outlooks and are used, in conjunction with other market sources of information, to determine the Group’s short and long-term price outlooks. Other sources of information include commodity price forward curves, consensus price outlooks and commodity specific price outlooks sourced from industry analysts.
Given the complexity and inherent uncertainty of climate modelling, these pathways are reviewed periodically to reflect new information, with a process in place to assess the need to update internal long-term price outlooks for developments in the periods between pathway updates.
The Group reflects the operational planning cases and associated price outlooks in the internal valuations used as the basis for the Group’s impairment assessments.
The discount rate used in the internal valuations reflects a real post-tax weighted average cost of capital (WACC), including country and state risk premia where appropriate, and ranges from 7.0 per cent to 9.5 per cent across the Group (FY2022: 6.0 per cent to 8.5 per cent). Cash flow forecasts used as the basis for impairment testing include asset specific risks, including climate-related risks such as operational interruptions as a result of physical climate-related risks, and therefore the Group does not include a separate climate-related risk adjustment in the Group’s WACC.

Physical risk impacts on asset carrying values
The Group’s operations are exposed to physical climate-related risks. In FY2023, the Group progressed impact evaluations of physical climate-related risks to better understand the potential impacts to site operations, safety, productivity and cost, with these assessments to continue in FY2024.
The Group’s consideration of potential physical climate-related risk impacts when developing the Group’s operating plans, including factors such as operational interruptions caused by extreme weather events, therefore considers only the Group’s current best estimates of the potential financial impacts of certain climate-related physical risks.
Given the complexity of physical risk modelling and the ongoing nature of the Group’s physical risk assessment process, the identification of additional risks and/or the detailed development of the Group’s response may result in material changes to financial results and the carrying values of assets and liabilities in future reporting periods.
Acquisition of carbon credits and application of carbon pricing assumptions
The Group’s carbon credits and offsetting strategy is currently being managed at a consolidated Group level. However, individual investment decisions and asset valuations used for the purposes of impairment testing, consider carbon price assumptions for major Group operational, competitor and customer countries by applying a carbon price to estimated unmitigated Scopes 1 and 2 GHG emissions over the life of the respective operation.
In determining the Group’s forecast, factors including a country’s current and announced climate policies, targets and societal factors, such as public acceptance and demographics, are considered. As at the date of these Financial Statements, the carbon price used in asset valuations reflects the following ranges:

US$ real (January 2022) per tCO2	FY2030 Low	FY2030 High	FY2050 Low	FY2050 High

Australia	25	75	150	225
Brazil	5	50	125	200
Chile	8	41	150	225
Canada	65	102	200	225
Key customer countries	–	175	25	250
The Group acquires carbon credits for the purposes of both compliance and possible voluntary surrender or retirement to achieve the Group’s net zero operational GHG emissions long-term goal by CY2050. The Group may also sell to optimise carbon credits depending on internal use requirements or originate carbon credits through project development or direct investment.
Expenditure on carbon credits during FY2023 amounted to approximately US$15 million. The Group did not voluntarily surrender or retire
any carbon credits during FY2023.
From FY2024, the Group will be subject to the reforms made to Australia’s Safeguard Mechanism in FY2023 which, in effect, levy a carbon price for large facilities by requiring the surrender of eligible credits when their Scope 1 emissions exceed a progressively declining legislated limit (known as a baseline). As such, in future reporting periods, the Group may recognise liabilities where an obligation to purchase eligible carbon credits exists and/or intangible assets for carbon credits acquired or generated to meet those obligations.
Useful economic lives of property, plant and equipment
The determination of useful lives of the Group’s PP&E requires judgement, including consideration of the Group’s climate change strategy, targets and goals, decarbonisation plans and the possible impact of transition risks on demand for the Group’s commodities.
Useful lives are reviewed each reporting period, including to ensure they do not exceed the remaining expected operating life of the operation in which they are utilised, and are updated as required. The remaining lives of the Group’s operations reflect the Group’s operational planning cases and their underlying climate-related assumptions.
A key component of the Group’s operational decarbonisation strategy is the displacement of diesel within the Group’s operations, particularly the haul truck fleet. The Group is supporting the development of new equipment by original equipment manufacturers, including entering into partnerships focused on the development and trialling of electrical locomotives and haul trucks.
While technical and commercial development of the technology needed is progressing, the Group’s operating plans generally assume replacement of haul trucks, and other diesel powered equipment, at the end of their useful lives in line with the Group’s regular fleet renewal programs. For example, a significant proportion of the Group’s current WAIO mining fleet is due for replacement prior to the expected availability of battery electric vehicle solutions. As such, the Group’s decarbonisation plans have not had a material impact on the estimated remaining useful lives of the Group’s existing fleet of assets in FY2023.

Expenditure on operational decarbonisation
The Group has set a target to reduce its operational GHG emissions (Scopes 1 and 2 from our operated assets) by at least 30 per cent from the Group’s FY2020 baseline levels by FY2030 and a goal to achieve net zero operational GHG emissions by CY2050.
Given the timing of the OZ Minerals Limited acquisition, the Group plans to update the baseline for both the Group’s medium-term target and long-term goal in FY2024.
The Group’s operational decarbonisation activities during FY2023 largely focused on the transition of the Group’s electricity supply to renewable sources. The Group also continued to progress projects in relation to displacement of diesel and managing fugitive methane, however expenditure in these areas is expected to increase towards the second half of the decade.
A significant proportion of the Group’s renewable electricity is currently sourced through power purchase agreements and judgement is required in determining the appropriate accounting treatment of such arrangements. Depending on the specific terms and conditions, power purchase agreements may be recognised as:

•	an expense when incurred

•	a financial derivative; or

•	a lease liability, with an associated right of use asset
At 30 June 2023, the Group recognised derivatives associated with renewable power purchase agreements (including those signed arrangements in which supply will commence in future periods) with a fair value of approximately US$50 million. No significant leases have been recognised by the Group in relation to renewable power purchase agreements at 30 June 2023.
Capital expenditure associated with renewable power purchase agreements is generally limited and, given the early stage of development of diesel displacement and management of fugitive methane, capital expenditure on decarbonisation in FY2023 was not material.
Capital and operating expenditures associated with projects aimed at contributing to the achievement of the Group’s operational GHG emissions medium-term target and long-term goal have been incorporated into the estimated future cash flows of the Group’s assets. These cash flow estimates form the basis of the Group’s impairment assessments as outlined in further detail in note 13 ‘Impairment of non-current assets’.

Asset	%
WAIO	40
Escondida	31
BMA	12
Pampa Norte and Potash	11
Olympic Dam and Nickel West	6

Of the total future capital expenditure on operational decarbonisation, the Group expects to spend around US$4 billion (nominal terms) by FY2030, with the majority of decarbonisation capital over this period being spent on diesel-displacement projects
2
.
Many of the projects planned to commence before FY2030 are likely to extend beyond the Group’s medium-term target period, and are expected to make a substantial contribution towards the Group’s long-term goal of net zero operational GHG emissions by CY2050. Significant expenditure on fleet renewal at certain assets, for example Olympic Dam, is expected to occur after
FY2030.
As the Group’s climate response is further integrated into business-as-usual planning, the spending on climate initiatives is expected to increasingly form part of ordinary course business expenditures. Any change to the Group’s climate change strategy could impact the expected level of expenditure on operational decarbonisation and the associated financial statement significant judgements and key estimates.

2
Based on latest business plans and excluding
recently acquired
OZL assets. In respect of diesel-displacement, amounts included in the US$4 billion reflect incremental estimated spend above internal combustion engine replacement costs and supporting site infrastructure.

Expenditure to support value chain decarbonisation
The Group continues to invest, including in partnership with others, in potential GHG emissions reduction opportunities in its value chain through technology innovation and development to support reductions to its total reported Scope 3 emissions inventory, with a particular focus on steelmaking and maritime emissions.
However, while we seek to influence reduction opportunities, Scope 3 emissions occur outside of our direct control. Reduction pathways are dependent on the development, and upstream or downstream deployment of, solutions and/or supportive policy. Where possible, the financial impact of the Group’s activities in support of the development of Scope 3 reduction pathways is reflected in the financial statements. For example, the Group recognised additional lease liabilities, and associated right of use assets, of US$90 million during FY2023 when chartering of the Group’s new dual-fuelled LNG vessels. Further detail of the Group’s leases is provided in note 22 ‘Leases’.
It is, however, currently not possible to reliably estimate or measure the full potential financial statement impacts of the Group’s pursuit of its Scope 3 goals and targets.
Key transition materials and future-facing commodities, and the revenue they generate
There is no agreed or established approach to defining revenue from commodities that are key to the transition to a low-carbon economy. The investor-led initiative Climate Action 100+ is developing a Diversified Mining Net Zero Standard with the draft Standard defining key transition materials. The FTSE Green Revenues Classification System is a taxonomy designed by FTSE Russell to better identify products and services contributing to the transition to a low-carbon economy.
Applying the Climate Action 100+ draft Standard definitions and the FTSE Russel taxonomy would result in the Group classifying copper, nickel and uranium as key transition materials. FY2023 revenue for these commodities was US$14.9 billion, US$1.9 billion (comprised of Battery-suitable
3
US$1.0 billion and Other US$0.9 billion) and US$0.4 billion respectively. (FY2022: US$16.0 billion, US$1.7 billion and US$0.2 billion, respectively).
Timing and expected cost of closure and rehabilitation activities
The extent, cost and timing of the Group’s future closure activities may be impacted by potential physical climate-related impacts. In estimating the potential cost of closure activities, the Group considers factors such as long-term weather outlooks, for example forecast changes in rainfall patterns. Closure cost estimates also consider the impact of the Group’s climate change strategy on the costs and timing of performing closure activities and the impact of new technology where appropriately developed and tested. For example, closure cost estimates largely continue to reflect the use of existing fuel sources for the Group’s equipment while the Group continues to invest in the development of alternative fuel sources and fleet electrification.
The estimated cost of closure activities includes management’s current best estimate in relation to post-closure monitoring and maintenance, which may be required for significant periods beyond the completion of other closure activities and is therefore exposed to potential long-term climate-related impacts. While reflecting management’s current best estimate, the cost of post-closure monitoring and maintenance may change in future reporting periods as the understanding of, and potential long-term impacts from, climate change continue to evolve.
Given the long-lived nature of the majority of the Group’s assets, the majority of final closure activities are not expected to occur for a significant period of time. However, acknowledging the wide range of potential energy transition impacts for metallurgical coal demand, and for illustrative purposes only, a five-year acceleration in forecast cash flows relating to the Group’s metallurgical coal closure and rehabilitation provisions, in isolation, would be estimated to result in an increase to the provision of approximately 15 per cent, which approximates to US$250 million.
Further, while the Group’s NSWEC closure provision remains subject to estimation and assumptions, the timing of closure is no longer considered materially susceptible to potential long-term climate-related impacts.
More detail on the key judgements and estimates impacting the Group’s closure and rehabilitation provisions is presented in note 15 ‘Closure and rehabilitation provisions’.

3
Battery-suitable nickel is defined as nickel briquettes, nickel powder and nickel sulphate. It does not include off-specification nickel metal. Calculated based on gross revenue from battery suitable nickel multiplied by percentage of BHP’s sales of battery-suitable nickel, as applicable to battery material suppliers. Where a customer’s planned end use is not known with certainty to be for battery supply, assumptions of usage have been made using historical nickel usage for those customers.

Paris Agreement and 1.5°C scenarios
As governments, institutions, companies, and society increasingly focus on addressing climate change, the potential for a non-linear and/or more rapid transition and the subsequent impact on climate-related threats and opportunities increases.
Accordingly, in addition to the operational planning cases, the Group utilises a range of scenarios, including its 1.5°C scenario, when testing the resilience of its portfolio, forming strategy and making investment decisions.
The Group continues to monitor global decarbonisation signposts and updates its operational planning cases, price outlooks and cost of carbon assumptions and assessments relating to strategy and capital allocation accordingly. When such signposts indicate the appropriate measures are in place for achievement of a 1.5ºC scenario, this will be reflected in the Group’s operational planning cases.
Capital allocation
While a 1.5°C scenario does not currently represent one of the inputs to the Group’s operational planning cases, the Group has systematically integrated its 1.5°C scenario into the Group’s strategy and capital allocation process to test the extent to which its capital allocation is aligned with a rapidly decarbonising global economy.
Specifically, in addition to consideration of the Group’s operational planning cases, the Group applies its 1.5°C scenario to assess whether future demand for the Group’s products supports ongoing capital investment. The internal allocation of capital under the Group’s Capital Allocation Framework and all major investment decisions continue to require an assessment of investment viability under the Group’s 1.5°C scenario.
Integration of the Group’s 1.5°C scenario into the capital allocation process is intended to mitigate the risk of stranded assets, and associated impairments, should the appropriate global measures to achieve a 1.5°C outcome be adopted.
Demand for the Group’s commodities impacting price outlooks
The Group acknowledges that there are a range of possible energy transition scenarios, including those that are aligned with the aims of the Paris Agreement, that may indicate different outcomes for individual commodities. The Group examines the resilience of its portfolio to a 1.5°C scenario (the Group’s 1.5°C scenario) on an ongoing basis by considering the impact of commodity price estimates under that scenario using the Group’s latest operating plans.
There are inherent limitations with scenario analysis and it is difficult to predict which, if any, of the scenarios might eventuate and none of the scenarios considered constitutes a definitive outcome for the Group.
However, the long-term commodity price estimates under the Group’s 1.5°C scenario reflect the world needing more steel, copper, potash and nickel in the next 30 years when compared to the last 30 years. In addition, the Group’s portfolio is transitioning towards higher quality iron ore and metallurgical coal that enable steelmakers to be more efficient and operate with a lower GHG emissions intensity.
The Group considers that is it currently impracticable to fully assess all potential Financial Statement impacts under the Group’s 1.5°C scenario. However, the Group has carried out analysis which indicates that the long-term commodity price outlooks under this scenario for iron ore, copper, metallurgical coal, nickel and potash are either largely consistent with or favourable to the price outlooks in the Group’s current operational planning cases. Given these positive long-term price outlooks, price-only sensitivities to the Group’s long-term 1.5°C price outlook indicate that there would not be any asset impairments for those commodities.
Further, acknowledging the wide range of potential energy transition impacts for metallurgical coal demand, the Group has also performed additional price-only sensitivities for the Group’s metallurgical coal assets. These price-only sensitivities reflect different price outlooks while assuming that all other factors in the asset valuations, such as production and sales volumes, capital and operating expenditures, carbon pricing and the discount rate, remain unchanged from those used in the Group’s FY2023 metallurgical coal impairment assessments. As such, the sensitivities do not attempt to assess all potential financial statement impacts, including impacts on asset valuations, that may arise under the Group’s 1.5°C scenario.
Under the Group’s operational planning case assumptions, headroom in excess of US$6.5 billion currently exists between the carrying value of the Group’s metallurgical coal assets and their estimated valuation. As such, these sensitivities indicate that adverse movements in long-term price assumptions, in isolation, would reduce the current headroom on the Group’s metallurgical coal assets but, given the current headroom, may not result in an impairment.
Price-only sensitivities reflect the following price outlooks published in August 2022 by Wood Mackenzie, a research and consultancy business for the global energy, power and renewables, subsurface, chemicals, and metals and mining industries:

Price source	CY2030 Price (real, US$/tonne)	CY2050 Price (real, US$/tonne)

Base case	159	170
1.5°C scenario	127	135
No impairment is indicated by these price-only sensitivities.
The Group does not disclose the Group’s internally generated long-term price outlooks for individual commodities, including those under the Group’s 1.5°C scenario, given their commercial sensitivity.